Exhibit 99.5

Environmental Regulation in Central Appalachia

M. Shane Harvey

Senior Corporate Counsel September 27, 2005

1

The Mining Process

The “Easy Part” . . .

2

The Mining Process

3

The Mining Process

Steep Terrain

4

The Mining Process

Timbering

5

The Mining Process

Overburden Removal

6

The Mining Process

Coal Removal

7

The Mining Process

Sediment Control

8

The Mining Process

Reclamation

The Mining Process

AOC and the “swell factor”

The Mining Process

Valley Fills

The Regulatory Process

The “Hard Part” . . .

The Regulatory Process

Regulations from A to Z . . .

Agencies

OSM WVDMR KYDMSRE ATF

MSHA WVOMHST KYDMM VADMME

EPA WVDWR WVDWM WVDAQ

USFW WVDFW KYDNR KYDAQ

USACE KYDOW VADEQ

Laws

SMCRA WVHWMA WVSMCRA SWDA

CWA KYCWA WVWPCA HWMA

SEA KYAPCA MINE ACT CAA

ESA KYSCMA TSCA WVAPCA

EPCRA VACMSRA SDWA VACWA

The Regulatory Process

The Major Permits:

Surface Mining Permit

Issued by state surface mining agency

Addresses surface disturbance, reclamation

Oversight from OSM

Input from citizens, environmental groups

The Regulatory Process

The Major Permits (cont’d)

NPDES permit

Applies “effluent limits” (ppm)

Addresses “point source discharges”

Issued by states with EPA oversight

Input from citizens, environmental groups

The Regulatory Process

The Major Permits (cont’d)

404 Permit

Allows filling of waters of US

Applies to valley fills, impoundments

Oversight by EPA, USFWS

Issued by Army Corps of Engineers

Input from citizens, environmental groups

The Regulatory Process

The Major Permits (cont’d)

401 Certification

Certifies that 404 Permit for filling does not violate state water quality standards

Issued by State

Input by EPA, citizens, environmental groups

The BAD NEWS

The “Hard Part” has become Harder . . .

Many recent regulatory and legal challenges

TIMBERING

Indiana Bat

Cerulean Warbler

Forest Fragmentation

OVERBURDEN REMOVAL

Allegations of flooding

Selenium

SEDIMENT CONTROL

Anti-Degradation

RECLAMATION

AOC

Bonding

VALLEY FILLS

“Waste” or Fill?

NWP or Individual Permits?

Buffer Zones

Erosion Control

Mitigation

PERMIT TIMES

Surface Mining Permit

NPDES Permit

404 Permit

+ 401 Permit

1.5 – 2.5 Years

THE GOOD NEWS (for MEE)

The “Hard Part” has become Harder . . .

Barriers to entry

Mining has become more sophisticated

Must be well-funded, knowledgeable

Permit “lag times”

MEE applied for permits while others didn’t

More permits “in the pipeline”

In Summary

The regulation of mining in Central Appalachia has become tougher

This has presented barriers to others that Massey is equipped to clear

Doing the Right Thing. with Energy

Massey Energy®

Environmental Regulation in Central Appalachia

M. Shane Harvey

Senior Corporate Counsel

September 27, 2005

The Mining Process

The "Easy Part" . . .

The Mining Process


Underground Mining Methods
Original land surface
Dragline removing mountain top
Surface Mining Methods
rock spoil
Dozer along contour bench
coal beds
Auger mining
Dragline in pit
Drift mine
rock spoil
coal elevator
miner's elevator
Slope mine
coal beds
Shaft mine
S.G.

The Mining Process



Steep Terrain

The Mining Process

Massey Energy®



Timbering

The Mining Process

Massey Energy



Overburden Removal

The Mining Process



Coal Removal

The Mining Process

Massey Energy


17 3:42 PM

Sediment Control

The Mining Process

Massey Energy®



Reclamation

The Mining Process

Massey Energy


1600
1400
1200
1000
0+00
2+00
4+00
6+00
8+00
10+00
12+00
14+00
16+00
Original
Swelled
Regraded

AOC and the "swell factor"

The Mining Process

Massey Energy



Valley Fills

The Regulatory Process

Massey Energy

The "Hard Part" . . .

The Regulatory Process

Regulations from A to Z . . .

- Agencies

OSM	MSHA	EPA	USFW	USACE
WVDMR	WVOMHST	WVDWR	WVDFW	KYDOW
KYDMSRE	KYDMM	WVDWM	KYDNR	VADEQ
ATF	VADMME	WVDAQ	KYDAQ	

- Laws

SMCRA	CWA	SEA	ESA	EPCRA
WVHWMA	KYCWA	KYAPCA	KYSCMA	VACMSRA
WVSMCRA	WVWPCA	MINE ACT	TSCA	SDWA
SWDA	HWMA	CAA	WVAPCA	VACWA

The Regulatory Process

Massey Energy

- The Major Permits:
  - Surface Mining Permit
    - Issued by state surface mining agency
    - Addresses surface disturbance, reclamation
    - Oversight from OSM
    - Input from citizens, environmental groups

The Regulatory Process

Massey Energy

- The Major Permits (cont'd)
  - NPDES permit
    - Applies "effluent limits" (ppm)
    - Addresses "point source discharges"
    - Issued by states with EPA oversight
    - Input from citizens, environmental groups

The Regulatory Process

Massey Energy

- The Major Permits (cont'd)
  - 404 Permit
    - Allows filling of waters of US
    - Applies to valley fills, impoundments
    - Oversight by EPA, USFWS
    - Issued by Army Corps of Engineers
    - Input from citizens, environmental groups

The Regulatory Process

Massey Energy

- The Major Permits (cont'd)
  - 401 Certification
    - Certifies that 404 Permit for filling does not violate state water quality standards
    - Issued by State
    - Input by EPA, citizens, environmental groups

The BAD NEWS

Massey Energy

- The "Hard Part" has become Harder . . .
  - Many recent regulatory and legal challenges

TIMBERING

Indiana Bat



Cerulean Warbler



Forest Fragmentation



OVERBURDEN REMOVAL

Massey Energy®

Allegations of flooding

Selenium



SEDIMENT CONTROL

Massey Energy

Anti-Degradation


17 3:42PM

RECLAMATION

AOC

Bonding



VALLEY FILLS

- "Waste" or Fill?
- NWP or Individual Permits?
- Buffer Zones
- Erosion Control
- Mitigation



PERMIT TIMES

Surface Mining Permit

NPDES Permit

404 Permit

\+ 401 Permit

1.5 – 2.5 Years

THE GOOD NEWS (for MEE)

Massey Energy

- The "Hard Part" has become Harder . . .
  - Barriers to entry
    - Mining has become more sophisticated
    - Must be well-funded, knowledgeable
  - Permit "lag times"
    - MEE applied for permits while others didn't
    - More permits "in the pipeline"

In Summary

- The regulation of mining in Central Appalachia has become tougher
- This has presented barriers to others that Massey is equipped to clear

Massey Energy®

Doing the Right Thing...
with Energy